UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

STRATA SKIN SCIENCES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Walnut Grove Drive, Suite 140

Horsham, Pennsylvania 19044

(Address of principal executive offices) (Zip Code)

215-619-3200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0,001 par value per share	SSKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, STRATA Skin Sciences, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) dated October 15, 2021, with Ladenburg Thalmann & Co. Inc. for the issuance and sale in registered “at-the-market” offerings of up to $11.0 million in shares of the Company’s common stock, par value $0.001 per share (the “Shares”). The Shares were initially registered on a Registration Statement on Form S-3 (File No. 333-258814) initially filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act on August 13, 2021, and declared effective by the Commission on October 15, 2021 (together with the amendment thereto, the “Initial Registration Statement”), and such Initial Registration Statement, including registration of the Shares, has been replaced by that Registration Statement on Form S-3 (File No. 333-283418) initially filed by the Company with the Commission under the Securities Act on November 22, 2024 and declared effective by the Commission on December 18, 2024 (together with the amendment thereto, the “Registration Statement”). The Company has filed with the Commission a prospectus supplement to the prospectus contained in the Registration Statement, dated September 26, 2025, as may be amended from time to time, in connection with the offer and sale of the Shares in the future.

In connection with the Equity Distribution Agreement, the Company is filing as Exhibits 5.1 and 23.1 hereto an opinion of its counsel, Stevens & Lee, P.C., with respect to the legality of the Shares, which are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

5.1	Opinion of Stevens & Lee, P.C.
23.1	Consent of Stevens & Lee, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Dated: October 16, 2025	By:	/s/ John Gillings
John Gillings
Chief Accounting Officer

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